This is filed pursuant to Rule 497(e).
File Nos. 2-63315 and 811-02889.
          -------     ---------

     Members Money Market Account, featuring Pershing Government Account, utilizes Alliance Government Reserves (the "Fund"). The Fund is a diversified, open-end investment company with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

     An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     A "Statement of Additional Information," dated October 30, 1998, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the address shown in this prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Contents
--------

Expense Information.................. 2
Financial Highlights................. 3
Investment Objectives and Policies... 4
Purchase and Redemption of Shares.... 5
Additional Information............... 5
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MEMBERS

MONEY
MARKET
ACCOUNT



FEATURING
Pershing Government Account



Prospectus October 30, 1998






                         Members Money Market Account
                                 Offer through
                         CUNA Brokerage Services, Inc.
                            5910 Mineral Point Road
                               Madison, WI 53701

                                  Member NASD
                                  Member SIPC

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets, net of expense reimbursement)

   Management Fees........................................................  .46%
   12b-1 Fees.............................................................  .25
   Other Expenses.........................................................  .29
                                                                           ----
   Total Fund Operating Expenses.......................................... 1.00%

EXAMPLE

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The expenses of the Fund, before such reimbursement and fee waiver would be: Management Fees--.47%, 12b-1 Fees--.25%, Other Expenses--
 .29% and Total Operating Expenses--1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                      YEAR ENDED JUNE 30,
                          ----------------------------------------------------------------------------------------------------
                           1998       1997    1996       1995        1994        1993        1992     1991     1990     1989
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, begin-
 ning of year...........  $ 1.00     $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income(b)..............   .0463(b)   .0443   .0461(b)    .0439(b)    .0244(b)    .0256(b)    .0421    .0640    .0765    .0774
Net realized gain on in-
 vestments..............     -0-        -0-     -0-         -0-         -0-       .0001         -0-      -0-    .0001      -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net increase in net
 assets from operations.   .0463      .0443   .0461       .0439       .0244       .0257       .0421    .0640    .0766    .0774
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
Dividends from net in-
 vestment income........  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0256)     (.0421)  (.0640)  (.0765)  (.0774)
Distributions from net
 realized gains.........     -0-        -0-     -0-         -0-         -0-      (.0001)        -0-      -0-   (.0001)     -0-
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Total dividends and dis-
 tributions.............  (.0463)    (.0443) (.0461)     (.0439)     (.0244)     (.0257)     (.0421)  (.0640)  (.0766)  (.0774)
                          ------     ------  ------     -------     -------     -------     -------  -------  -------  -------
Net asset value, end of
 year...................  $ 1.00     $ 1.00  $ 1.00     $  1.00     $  1.00     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
                          ======     ======  ======     =======     =======     =======     =======  =======  =======  =======
TOTAL RETURN
Total investment return
 based on:
 Net asset value(a).....    4.74%      4.53%   4.72%       4.48%       2.48%       2.60%       4.30%    6.61%    7.96%    8.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $4,909     $3,762  $3,205      $2,514      $2,061      $1,783      $1,572   $1,070     $584     $522
Ratio to average net as-
 sets of:
Expenses, net of waivers
 and reimbursements.....    1.00%      1.00%   1.00%       1.00%       1.00%       1.00%        .95%     .89%     .88%     .88%
Expenses, before waivers
 and reimbursements.....    1.01%      1.00%   1.01%       1.05%       1.04%       1.02%        .97%     .93%     .98%     .98%
Net investment
 income(b)..............    4.63%(b)   4.44%   4.60%(b)    4.42%(b)    2.46%(b)    2.55%(b)    4.17%    6.28%    7.65%    7.86%

----------------------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.
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  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Further informa-tion about the Fund's performance is contained in the annual report to share-holders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address shown in this prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities of the types described in the succeeding para-graph, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. The Fund may not change this policy or the "other fundamental investment policies" described in a sep-arate section below without shareholder approval. The Fund may, without such approval, create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

MONEY MARKET SECURITIES

 The securities in which the Fund invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentali-ties (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "Act"). These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have vari-able or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the vari-able rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at speci-fied intervals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

 The Fund will comply with Rule 2a-7 including the diversity, quality and ma-turity limitations imposed by the Rule. The average maturity of the Fund can-not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objectives and Policies." To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

OTHER FUNDAMENTAL INVESTMENT POLICIES

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as se-curity for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES

 Participants in the self-directed retirement plans (IRA's, SEP's, Keogh's, Qualified Retirement Plans) for which Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") is the custodian or subcustodian are eligible to invest in shares of the Fund. Unless participants elect otherwise, the cash portion of their retirement account will be invested in the Fund. There is a minimum account requirement of $100. Once the minimum account requirement is met, all free credit balances will be invested automatically on the business day fol-lowing the date they are received in the account. Proceeds of the sales of se-curities will be invested in the Fund on the day following the settlement date of the security sale. There will be no minimum, initial or subsequent purchase requirement for investments as long as the $100 minimum requirement is met.

REDEMPTION OF SHARES

 DLJSC, as custodian or subcustodian of the self-directed retirement plans, has instituted an automatic redemption for participants enrolled in the Fund. DLJSC will redeem a sufficient number of shares on settlement date to pay for any securities purchased in the self-directed retirement plan. Shares may also be redeemed to meet any debits in the self-directed retirement account arising from, e.g., cash distributions or other charges. Shares will also be redeemed to satisfy any periodic or other distribution instructions from the owner of the self-directed retirement plan. A shareholder's investment will be fully redeemed whenever redemption of shares will reduce the remaining account bal-ance to less than $100.

                            ADDITIONAL INFORMATION

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (Eastern time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During drastic economic or market developments, you might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event you should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. Alliance Fund Services, Inc. is not responsible for the authenticity of telephone requests to purchase or sell shares. Alliance Fund Services, Inc. will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Dealers or agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an

"emergency" by the Securities and Exchange Commission or to certain other un-usual conditions.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immedi-ately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account. As such additional shares are entitled to dividends on following days, a com-pounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its dis-tributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agreement to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1998, the Fund paid the Ad-viser a fee (net of reimbursement) at an annual rate of .46 of 1% of the aver-age daily value of the Fund's net assets.

 The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser compris-ing 123 separate investment portfolios currently have more than 3.5 million shareholders. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1998, the Fund paid the Adviser at an annual rate of .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and account-ing services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal con-formity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912,

Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 YEAR 2000. Many computer systems and applications in use today process trans-actions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 in-formation properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's sharehold-ers.

 With respect to the Year 2000, the Fund has been advised that the Adviser, Distributor and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or up-grading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coor-dinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and interna-tional computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be com-pleted and tested by the end of 1998. Full integration testing of these sys-tems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs as-sociated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

 The Fund and Alliance have been advised by the Fund's Custodian that it is also in the process of reviewing its systems with the same goals. As of the date of this prospectus, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

 FUND ORGANIZATION. The Fund is a series of Alliance Government Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, Alliance Treasury Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a periodic summary of your account from DLJSC.